Exhibit 10.44

SECOND AMENDMENT TO CREDIT AGREEMENT
This Second Amendment to Credit Agreement (this “Amendment”) is entered into as of December 5, 2013, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Credit Agreement dated as of December 5, 2011, as amended from time to time, including but without limitation by that certain First Amendment to Credit Agreement dated as of October 31, 2013 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.All references in the Loan Documents (as defined in the Agreement) to the “Line of Credit Note” shall hereafter mean and refer to a promissory note dated as of even date herewith, the “Amended and Restated Revolving Line of Credit Note”.
2.Section 1.1(a) of the Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    Line of Credit. Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including February 5, 2014, not to exceed at any time the aggregate principal amount of Fifteen Million Dollars ($15,000,000) (“Line of Credit”), the proceeds of which shall be used to finance Borrower’s working capital requirements and general corporate purposes. Borrower’s obligation to repay advances under the Line of Credit shall be evidenced by a promissory note dated as of even date herewith as amended, restated, modified or supplemented from time to time (“Line of Credit Note”), all terms of which are incorporated herein by this reference.”
3.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
4.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
5.Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default (other than the Existing Defaults) has occurred and is continuing.
6.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank:
(a)this Amendment, duly executed by Borrower;
(b)the Amended and Restated Revolving Line of Credit Note, duly executed by Borrower;
(c)Corporate Resolution: Borrowing, duly executed by the Secretary of Borrower;
(d)Certificate of Incumbency, duly executed by the Secretary of Borrower; and
(e)all reasonable fees and expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts.
7.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By: /s/ Kevin S. Royal

Title: Senior V.P. and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Susan Worsham

Title: V.P.

[Signature Page to Second Amendment to Credit Agreement]